UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report May 7, 2021

Date of earliest event reported: April 6, 2021

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVBG	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 6, 2021, Everbridge, Inc. (the “Company”) issued a press release, as furnished on Form 8-K to the United States Securities and Exchange Commission on April 6, 2021 (the “8-K”), announcing the entry into a definitive agreement (the “Agreement”) for the acquisition (the “Acquisition”) of xMatters Holdings, Inc., a Delaware corporation (“xMatters”) and the private placement of approximately $80.0 million in shares of the Company’s common stock to certain stockholders of xMatters as partial consideration for the Acquisition. The closing of the Acquisition (the “Closing”) took place on May 7, 2021. The Company is filing this amendment to the 8-K to furnish the press release announcing the Closing and to provide the total number of shares of common stock issued in connection with the Acquisition.

Item 3.02 Unregistered Sales of Equity Securities.

At the Closing, in accordance with the terms of the Agreement, including adjustments to the Acquisition consideration determined at the time of Closing, the Company issued 555,332 shares of the Company’s common stock (the “Shares”) to certain stockholders of xMatters. Pursuant to the Agreement, the Shares were valued at a price per Share of $132.09, which is the average of the daily volume-weighted average price per share of the Company’s common stock on the Nasdaq Global Market over the ten consecutive trading day period ending on (and including) the trading day immediately preceding the Closing, representing aggregate equity consideration of approximately $73.3 million. The issuance of the Shares was not registered under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2) thereof as a transaction not involving a public offering.

Item 8.01	Other Events.

On May 7, 2021, the Company issued a press release announcing the closing of its acquisition of all of the outstanding equity of xMatters.

The information included in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 7, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: May 7, 2021	By:	/s/ Elliot J. Mark
Elliot J. Mark
Senior Vice President, General Counsel and Secretary

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